UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report October 17, 2003
                        (Date of earliest event reported)



                           MidAmerican Energy Company
             (Exact name of registrant as specified in its charter)



              Iowa                  1-11505                       42-1425214
 (State or other jurisdiction    (Commission                    (IRS Employer
       of incorporation)         File Number)                Identification No.)



                  666 Grand Avenue, Des Moines, Iowa      50309
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (515) 242-4300



                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         MidAmerican Energy Company ("MidAmerican") reported today that the Iowa Utilities Board ("IUB") approved a MidAmerican plan that extends, through 2010, an electric rate freeze that began in 1995. As part of its action, the IUB also approved the construction of MidAmerican's previously announced 310-megawatt, $323 million wind project in northern Iowa - one of the largest land-based wind projects in the world.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1 - MidAmerican Energy Company Press Release dated October 17, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MIDAMERICAN ENERGY COMPANY



                                        /s/  Paul J. Leighton
                                        Paul J. Leighton
                                        Vice President and Secretary




Date:  October 17, 2003

                                 EXHIBITS INDEX

    Exhibit
    Number      Exhibit

    99.1        MidAmerican Energy Company Press Release dated October 17, 2003